                                                                    EXHIBIT 10.8


                               SEPTEMBER 28, 1998

                      SECOND SUPPLEMENT TO LEASE AGREEMENT

Re: Lease Agreement (the "Lease Agreement") dated February 28, 1997 by and between, EURUS ESTATES II, LTD., as Lessor, and CROSSROADS SYSTEMS, INC., as Lessee, and that certain First Supplement to Lease Agreement (the "First Supplement") dated October 6, 1997, demising of 11,618 rentable square feet (9,467 use of space locally known as Suites II-300 and II-350 in the KALEIDO II office building located at 9390 Research Boulevard, Austin, Travis County, Texas 78759. The primary lease agreement, as amended by the First Supplement, shall hereinafter be referred to as the "Lease Agreement".

This Second Supplement to Lease Agreement entered into by and between EURUS ESTATES II, LTD., hereinafter called "Lessor", and CROSSROADS SYSTEMS, INC., hereinafter called "Lessee", shall amend and modify the Lease Agreement as follows:

1. LEASE EXPANSION. Commencing January 1, 1999 and continuing for a period of sixty (60) months to December 31, 2003, Lessee shall lease from Lessor 5,709 rentable square feet (4,656 usf) of additional space on the first floor (the "Expansion Space"), locally known as Suite II-450, and as shown on the attached Exhibit A. Lessee's total leased square footage shall, therefor, adjust to 17,327 rentable square feet (14,123 usf).

2. LEASE RENEWAL. Commencing June 1, 2002, Lessee's lease of Suites II-300 and II-350 shall be extended nineteen (19) months to December 31, 2003.

3. EXPANSION SPACE BASE RENT. Commencing January 1, 1999, Lessee shall pay to Lessor base rent for the Expansion Space according to the rent schedule below:

         Time Period             Per Month        Per Term        Per SF Per Yr
    --------------------        ----------       -----------      -------------
    01/01/99 to 01/31/99        $     0.00       $      0.00      $       20.00
    02/01/99 to 05/31/99        $ 9,515.00       $ 38,060.00      $       20.00
    06/01/99 to 05/31/00        $ 9,752.88       $117,034.56      $       20.50
    06/01/00 to 05/31/01        $ 9,990.75       $119,889.00      $       21.00
    06/01/01 to 05/31/02        $10,228.63       $122,743.56      $       21.50
    06/01/02 to 05/31/03        $10,466.50       $125,598.00      $       22.00
    06/01/03 to 12/31/03        $10,704.38       $ 74,930.66      $       22.50

4. RENEWAL BASE RENT. Commencing June 1, 2002, Lessee shall pay to Lessor base rent for the for Suites II-300 and II-350 according to the rent schedule below:

         Time Period             Per Month        Per Term        Per SF Per Yr
    --------------------        ----------       -----------      -------------
    06/01/02 to 05/31/03        $21,299.67       $255,596.04      $        22.00
    06/01/03 to 12/31/03        $21,783.75       $152,486.25      $        22.50

5. TENANT FINISH OUT FOR EXPANSION SPACE. Lessor shall provide Lessee with a finish-out allowance equal to $0.0833 per usable square foot per month time the number of months


                                                             Lessor   TT
                                                                    ------------

                                                             Lessee   BRS
                                                                    ------------
     from the commencement date of the lease of the Expansion Space to the end of the lease term. Therefore, Lessee shall have a total allowance of $23,280.00 based on 4,656 usable square feet times $0.0833 times 60 months. Final construction plans shall be mutually acceptable to both Lessee and Lessor.

Except as provided to the contrary herein, all the provisions of the Lease Agreement shall be applied to the expansion space and all of the remaining terms, covenants, and provisions of the Lease Agreement shall remain in full force and effect and unmodified hereby. Each party hereby acknowledges that the other is not in default under the Lease Agreement in any respect. Each signatory hereto represents and warrants that he or she is authorized to execute this document and that upon said execution by both parties, this document will constitute the binding obligation of the party on behalf of whom such person has signed, without the necessity of joinder of any other person or entity.

EXECUTED on the dates set forth below our respective signatures.

LESSOR:                                  LESSEE:

EURUS ESTATES II, LTD.                   CROSSROADS SYSTEMS, INC.

By: /s/ TERRY THOMPSON                   By: /s/ BRIAN R. SMITH
   --------------------------------         ------------------------------------
    Terry Thompson, EVP/CEO                  Brian R. Smith
    Kucera Management, Inc.                  CEO
    Authorized Managing Agent for
    Eurus Estates II, Ltd.

Date: 10-22-98                           Date: October 13, 1998
     ------------------------------           ----------------------------------


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                                   EXHIBIT A


                    CROSSROADS SYSTEMS, INC. EXPANSION SPACE

                             Kaleido II, Suite II-450
                     5,709 rentable square feet (4,656 usf)




                                  [FLOOR PLAN]







                                                          Lessor     TT
                                                                 ---------------

                                                          Lessee     BRS
                                                                 ---------------